UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 PROXY STATEMENT

                             PURSUANT TO SECTION 14A
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only [as permitted by
                  Rule 14a-6(e)(2)]
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Section 240.14a-12


                            CYBERAMERICA CORPORATION
                            ------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                                  -------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

         [ X]     No fee required.
         [  ]     Fee   computed  on  table  below  per  Exchange  Act  Rules
                  14a-6(i)(4) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies: 3) Per unit price or other underlying value of transaction computed pursuant to Exchange
                  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $0.00

         [   ]    Fee paid previously with preliminary materials.
         [   ]    Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1)  Amount  Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed:

--------------------------------------------------------------------------------

                            CYBERAMERICA CORPORATION
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8072

                                October 18, 2000


Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of CyberAmerica Corporation to be held at 10:00 a.m. on Wednesday the 6th of December, 2000 at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

The accompanying Notice of Special Meeting and Proxy Statement describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Whether or not you plan to attend in person, it is important that your shares be represented at the Special Meeting. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. The board of directors unanimously recommends that the stockholders vote "FOR" on each of the matters on the proxy card. Thank you.


                                      Sincerely,



                                      /s/ Richard D. Surber
                                      -----------------------------
                                      Richard D. Surber
                                      Chairman of the Board

                            CYBERAMERICA CORPORATION
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8072


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders of CyberAmerica Corporation will be held at 268 West 400 South, Suite 300, Salt Lake City, Utah at 10:00 a.m. on Wednesday, the 6th of December, 2000. At the Special Meeting, stockholders will vote on the following matter:

     (1) Changing the name of the Corporation from CyberAmerica Corporation to Axia Group, Inc., and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

     (2) Election of Richard Surber as Chairman of the board of directors, election of Adrienne Bernstein to the board of directors, election of Gerald Einhorn to the board of directors, and election of John E. Fry, Jr. to the board of directors.

Only stockholders of record at the close of business on October 18, 2000 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE REQUEST YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

Of course, if you attend the meeting in person, you may vote your shares personally, even if you have already returned your Proxy. You may revoke your Proxy at any time before the meeting either in writing or by personal notification.

By Order of the Board of Directors




/s/ Gerald Einhorn
------------------
Gerald Einhorn, Corporate Secretary

                            CYBERAMERICA CORPORATION
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8072

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the Solicitation of proxies for use at the Special Meeting of Stockholders (the "Meeting") of CyberAmerica Corporation (the "Company") to be held on Wednesday, the 6th of December, 2000 at 10:00 a.m. local time at 268 West 400 South, Suite 300, Salt Lake City, Utah, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Company and is revokable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "General." This Proxy Statement is first being mailed to stockholders on or about November 3, 2000.

Only stockholders of record at the close of business on October 18, 2000 are entitled to notice of, and to vote at, the meeting. At the record date, there were 3,291,705 shares of the Company's common stock outstanding and each share is entitled to one vote at the meeting.

Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the board of directors set forth in this Proxy Statement.

Matter to be Considered at the Meeting

Stockholders will be asked to consider and act upon two proposals at the meeting. The first proposal is to change the name of the Corporation from CyberAmerica Corporation to Axia Group, Inc. The primary purpose of such a change is to move away from the identification of the Corporation with internet or web activity and establish a new name identification with the real estate and financial consulting communities. The name change would not involve any change in the current business, properties, management or capital structure of the Company.

The second proposal is the election of the members of the board of directors. Four of the five current directors are standing for re-election and have the support of current management in their re-election.

Record Date and Voting Securities

The Company's securities entitled to vote at the meeting consist of common stock, par value $0.001 per share. Only stockholders of record at the close of business on October 18, 2000 are entitled to notice of and to vote at the meeting. At the record date, the Company had outstanding 3,291,705 shares of common stock which were owned by approximately 830 stockholders of record.

Each holder of record of common stock on the record date is entitled to one vote per share on the proposals presented at the meeting, exercisable in person or by proxy. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding present in person or represented by proxy is required for approval of any proposal to be voted upon at the meeting.

Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the board of directors set forth in this Proxy Statement.

QUORUM AND VOTES REQUIRED

The quorum necessary to conduct business at the special meeting consists of the holders of a majority of the shares entitled to vote at the special meeting, represented in person or by proxy. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies.

On the record date, directors and officers beneficially owned 279,912 shares of common stock. This represents 10% of the voting stock. These parties have indicated that they intend to vote for the proposed change of name and for the election of the four current members of the board of directors to new terms in office.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the special meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "not-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the special meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail; however, our employees may also solicit proxies in person or otherwise. We will not pay employees for these services. We are requesting certain holders of record, including brokers, custodians and nominees, to distribute proxy materials to beneficial owners and to obtain the beneficial owners' instructions concerning the voting of proxies. We will pay all costs of the proxy solicitation, and will reimburse brokers and other persons for the expenses they incur in sending proxy materials to beneficial owners.

The costs of soliciting proxies will be paid by the Company (estimated to be under $10,000). In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's common stock.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the meeting and voting in person. Attendance at the meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the meeting. Any notice revoking a proxy should be sent to the Company, attention Kevin Schillo, at CyberAmerica Corporation, 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

All shares represented at the meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company's common stock as of October 18, 2000, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's common stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of October 18, 2000, there were 3,291,705 shares of common stock issued and outstanding.


             TITLE OF                       NAME AND ADDRESS OF              AMOUNT AND NATURE OF        PERCENT OF
               CLASS                         BENEFICIAL OWNER                BENEFICIAL OWNERSHIP           CLASS
=====================================================================================================================
           Common Stock                       Richard Surber                        198,364                 6.02%
        ($0.001 par value)             268 West 400 South, Suite 306
                                        Salt Lake City, Utah 84101

           Common Stock                      John E. Fry, Jr.                       67,844                  2.06%
        ($0.001) par value               268 West 400 South, #300
                                        Salt Lake City, UT 84101

           Common Stock                     Adrienne Bernstein                      13,704                  0.4%
        ($0.001) par value               268 West 400 South, #300
                                        Salt Lake City, UT 84101

           Common Stock                       Gerald Einhorn                           0                     0%
        ($0.001) par value               268 West 400 South, #300
                                        Salt Lake City, Ut 84101

           Common Stock                        Nathan Henin                            0                     0%
        ($0.001) par value               268 West 400 South, #300
                                        Salt Lake City, UT 84101

           Common Stock             Directors and Executive Officers as             279,912                 8.5%
        ($0.001) par value                        a Group
=====================================================================================================================

Executive Compensation

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Company, other than Richard Surber, during the years 1997 through 1999. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by Richard Surber, the Company's chief executive officer for the past three years.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                      Long Term Compensation
                                                                                 Awards                           Payouts

                                                                            Restricted      Securities
Name and Principal                                           Other Annual      Stock        Underlying     LTIP      All Other
Position                 Year       Salary       Bonus       Compensation     Award(s)        Options      payouts   Compensation
                                     ($)          ($)            ($)            ($)           SARs(#)        ($)        ($)
Richard D. Surber,      2000(1)     58,752      27,000(2)         -            -                -             -          -
Chief Executive          1999       79,855      68,743(3)         -            -                -             -          -
Officer                  1998       45,008         500            -            -                -             -          -
                         1997       38,000       1,787


                                                 Option/SAR Grants in Last Fiscal Year
                                                          (Individual Grants)

                                                                      Percent of total            Exercise or
                               Number of Securities Underlying     options/SARs granted to         base price             Expiration
          Name                     Opitions/SARs granted (#)       employees in fiscal year          ($/Sh)                  date
====================================================================================================================================

   Richard D. Surber,                   200,000                              53.76%                   $0.9688             9/26/05
    CEO & President

Compensation of Directors

The Company's directors are each compensated through the payment of $300 for each meeting of the board of directors which they attend. This constitutes the sole consideration paid to the Company's directors for their services as directors.

---------------------
     (1) Estimate for year 2000.

     (2) Stock options awarded to Mr. Surber on September 26, 2000, 100,000 shares fully vested at a price of $0.9688 and 100,000 shares vesting on September 30, 2001 at a price of $0.9688, pursuant to the Company's stock bonus plan for the year 2000.

     (3) Richard Surber received shares of stock in various client companies during 1999. These shares were shares of client companies for which consulting work was done by subsidiaries of the Company. The shares paid to Mr. Surber as part of his overall compensation from the Company in 1999. The shares were received by the Company's subsidiaries for services rendered to the client companies.

                                  PROPOSAL ONE

          CHANGING THE COMPANY'S NAME FROM CYBERAMERICA CORPORATION TO
                                AXIA GROUP, INC.

At the special meeting, shareholders of CyberAmerica Corporation common stock will be asked to vote upon a change of the name of the Corporation to Axia Group, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO CHANGE THE NAME OF THE CORPORATION FROM CYBERAMERICA CORPORATION TO AXIA GROUP, INC.

REASONS FOR PROPOSED NAME CHANGE

The primary purpose of such a change is to move away from the identification of the Corporation with internet or web activity and establish a new name identification with the real estate and financial consulting communities. The name change would not involve any change in the current business, properties, management or capital structure of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE NAME CHANGE PROPOSED IS DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

                                  PROPOSAL TWO

THAT RICHARD D. SURBER, ADRIENNE BERNSTEIN, GERALD EINHORN AND JOHN E. FRY, JR. BE ELECTED TO THE BOARD OF DIRECTORS OF THE CORPORATION.

At the special meeting, shareholders of CyberAmerica Corporation common stock will be asked to vote upon the election of not less than four members of the board of directors, four members of the current board are standing for election to the board. Information on each of these persons follows:

Richard D. Surber, 27 was appointed to the Company's board of directors in June 1992 and was appointed its chief executive officer in March 1994. He was appointed as the Company's president on May 6, 1996 and served a prior term as the Company's president from March 1994 to August 1995. Mr. Surber was the Company's secretary from June 1992 to March 1994. Mr. Surber graduated from the University of Utah with a Bachelor of Science degree in Finance and then with a Juris Doctorate with an emphasis in corporate law; including securities, taxation, and bankruptcy.

He has been an officer and director of several public  companies  which include:
Chattown.com Network (f.k.a.Vaxcel, Inc.), which is unrelated to the Company (president and director form June, 1999 to April 10, 2000); Chattown.com Network, Inc. is an internet company; Kelly's Coffee Group, Inc., a company that owns through a subsidiary an office building in Wichita, Kansas (president and director from May, 1999 to the present); Innovative Property Development Corporation (n.k.a. ChinaMallUSA.com., Inc.) a former subsidiary of the Company;

currently a non-reporting Chinese Internet company (president and director from 1992 to June, 1999); Area Investment Development Company ("AIDC"), a company unrelated to the Company (president and director 1994-1996), AIDC has recently acquired an Internet company whose content revolves around religious events; Youthline USA, Inc., (f.k.a. Ult-i-Med Health Centers, Inc.), a company that acquired an educational company which distributes education newspapers to children in grades K-12 (secretary and director from April 6, 1999 to July 29,1999); Power Exploration, Inc. an oil and gas company (director January 28, 2000 to June 23, 2000) the Company has a minority interest in Power; Cathay Online f/k/a/ Premier Brands, Inc., an internet company (president and director April, 1998 - September, 1998); and Golden Opportunity Development Corporation ("GODC"), a majority owned subsidiary of the Company, (president and director from September, 1999 to present). GODC's operations consist of operating a 134 room motel in Baton Rouge, Louisiana. Mr. Surber is also serving as officer and director of several fully reporting shell companies, in which the Company has significant ownership interests.

Gerald Einhorn, 60 was appointed in October, 1998 as a Director, Vice-President and Secretary of the Company. He has been employed by the Company in its legal department since February 1996 as an attorney, working in the areas of real estate, corporate and securities matters. Prior to that time Mr. Einhorn was self employed for more than 20 years in Long Island, New York as a wholesale distributor of fresh produce and frozen foods to retail and institutional end users. He is a member of the New York Bar and practiced law in New York State for a period of 10 years before entering the food distribution business.

Adrienne Bernstein, 54 was appointed to the board of directors in September 1996. From 1988 to 1994, Ms. Bernstein was the assistant director of the human resources department for the Love Stores, a chain of retail health and beauty stores. In this capacity, Ms. Bernstein was responsible for hiring and training all employees and for preparing management and employee seminars. Prior to her position with the Love Stores, Ms. Bernstein served as a vice president for Leucadia National Corporation, a publicly traded company specializing in finance, insurance, and manufacturing. In this capacity, Ms. Bernstein's primary emphasis involved real estate management and sales activities.

John E. Fry, Jr.,66 was appointed to the board of directors on May 19, 2000. Mr. Fry has served as an independent consultant to the Company for the past three years. He worked for Firestone Tire Company for over 35 years, retiring from a position as a vice-president with Firestone. He currently works as a business consultant and as a director for various other corporations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO ELECT THE FOUR CURRENT MEMBERS OF THE BOARD OF DIRECTORS STANDING FOR RE-ELECTION TO THE BOARD OF DIRECTORS FOR NEW TERMS.

During the past year the Company's board of directors has held three meetings, either in person or with certain directors attending by telephone. Each director attended each of the meetings of the board of directors, with the exception of Mr. Fry who missed one meeting. The board of directors has no standing committees at the present time.

OTHER MATTERS

The board of directors is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

COMPANY AND FINANCIAL INFORMATION

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT
QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, CYBERAMERICA CORPORATION, 268 WEST 400 SOUTH, SUITE 300, SALT LAKE CITY, UTAH 84101.


By Order of the Board of Directors

/s/ Gerald Einhorn
------------------------
Gerald Einhorn
Secretary

Salt Lake City, Utah
October 18, 2000

                            CYBERAMERICA CORPORATION
                               268 West 400 South
                                    Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8072

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

 The undersigned hereby constitutes and appoints Richard D. Surber and Gerald Einhorn, with power of substitution, the proxies of the undersigned to attend the special meeting of the stockholders of CyberAmerica Corporation on December 6, 2000, and any adjournment thereof, and to vote in his, her or its place or stead the stock of the corporation held of record name by the undersigned.

     1. Proposal to empower the board of directors to take the necessary corporate action to change the name of the Corporation to: Axia Group, Inc.
          [ ] FOR [ ] AGAINST [ ] ABSTAIN

     2. A. For the election of Richard D. Surber as a member and chairman of the board of directors.
          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          B. For the election of Adrienne Bernstein as a member of the board of directors.
          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          C. For the election of Gerald Einhorn as a member of the board of directors.
          [ ] FOR [ ] AGAINST [ ] ABSTAIN

          D. For the election of John E. Fry, Jr. as a member of the board of directors.
          [ ] FOR [ ] AGAINST [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


--------------------------------         -------------------------------------
Print Name                               Signature of Stockholder

--------------------------------         -------------------------------------
Number of Shares                         Signature if Held Jointly

                                         -------------------------------------
                                         Date

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

SEND PROXIES TO:
Kevin Schillo
c/o CyberAmerica Corporation
268 West  400 South, Suite300
Salt Lake City, Utah 84101




                            CYBERAMERICA CORPORATION
                             (a Nevada corporation)





By:  /s/ Richard D. Surber
     ---------------------------------------
       Richard D. Surber, President and CEO



By:  /s/ Gerald Einhorn
   -------------------------------------
        Gerald Einhorn, Secretary





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